Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of April 15, 2025 (the “Effective Date”), by and between Hyperscale Data, Inc., a Delaware corporation (the “Company”) and ______________, a __________ limited liability company (the “Investor”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, a convertible promissory note in the principal amount equal to $___________, in the form attached hereto as Exhibit A (the “Note”) as more fully described in this Agreement (the “Transaction”); and

WHEREAS, the Note will be sold for a purchase price of $___________ (the “Purchase Price”), which Purchase Price reflects an original issue discount of twenty percent (20%), or $___________.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                   Purchase and Sale.

1.1.              Closing. On April 15, 2025 (or such later date as the parties hereto may agree in writing) following the satisfaction or waiver of the conditions set forth herein (such date, the “Closing Date”), upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investor agrees to purchase, the Note for the Purchase Price (such purchase and sale being the “Closing”). At the Closing, the Purchase Price shall be paid in cash or immediately available funds pursuant to wire instructions delivered to the Investor by the Company and the Company shall deliver the Note to the Investor. The Company and the Investor shall also deliver the other items set forth in Section 1.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 1.2 and 1.3, the Closing shall occur at the principal offices of the Company or such other location as the parties shall mutually agree.

1.2.              Deliveries.

1.2.1.         Company Deliverables. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Investor the following:

(i)       this Agreement duly executed by the Company;

(ii)       the Note duly executed by the Company;

(iii)     a guaranty (the “Guaranty”) executed by Milton C. Ault, in favor of the Investor, guaranteeing the repayment of the Note; and

(iv)      all documents, instruments and other writings required to be delivered by the Company to the Investor on or before the Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated hereby.

1.2.2.         Investor Deliverables. On or prior to the Closing Date, the Investor shall deliver or cause to be delivered to the Company the following:

(i)       this Agreement duly executed by the Investor;

(ii)       the Purchase Price;

(iii)      the Guaranty executed by the Investor; and

(iv)     all documents, instruments and other writings required to be delivered by the Investor to the Company on or before the Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated hereby.

1.3.              Closing Conditions.

1.3.1.         Company’s Conditions to Closing. The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or waived in writing by the Company:

(i)       the accuracy in all material respects on the Closing Date of the representations and warranties of the Investor contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)       all obligations, covenants and agreements of the Investor under this Agreement required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)       the delivery by the Investor of the items set forth in Section 1.2.2 of this Agreement; and

(iv)       the Company shall have received the executed signature page to this Agreement from the Investor and the Company shall have received the Purchase Price.

1.3.2.         Investor’s Conditions to Closing. The obligations of the Investor hereunder in connection with the Closing are subject to the following conditions being met or waived in writing by the Investor:

(i)       the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)       all obligations, covenants and agreements of the Company under this Agreement required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)       the delivery by the Company of the items set forth in Section 1.2.1 of this Agreement; and

(iv)      the Investor shall have received the executed signature page to this Agreement, the executed Note and the executed Guaranty from the Company.

2.                   Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

2.1                Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, and no claim, action or proceeding of any kind has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.2                Authorization. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby will not: (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which it is bound; or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Company.

2.3                Valid Issuance of the Note. The Note when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, and the Common Stock when issued in accordance with the terms of Note, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents, as applicable, subject to the Required Approvals (as hereinafter defined).

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2.4                Reservation of Common Stock. So long as the Note remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 150% of the maximum number of shares of Common Stock issuable upon conversion of the Note then outstanding assuming that the number of shares is being determined based on Conversion Price equal to the Floor Price, as such terms are defined in the Note (the “Required Reserve Amount”). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

2.5                Compliance With Laws. The Company has complied in all material respects with all laws, rules, and regulations applicable to it and its business, and the Company has not received notice of any such violation.

2.6                Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any person or entity, not already obtained is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein, other than: (i) the filings required pursuant to this Agreement; and (ii) the notice and/or application(s) to the Principal Market, and the receipt of Stockholder Approval required for the issuance and sale of the shares of Common Stock issuable upon conversion of the Note and the listing of such shares of Common Stock for trading thereon in the time and manner required thereby bny the Principal Market (collectively, the “Required Approvals”).

3.                   Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

3.1.              Organization. The Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The Investor is not in violation nor default of any of the provisions of its articles of organization, operating agreement or other organizational or charter documents. The Investor is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, and no claim, action or proceeding of any kind has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

3.2.              Authorization. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby will not: (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party or by which it is bound; or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor.

3.3.              Accredited Investor Status; Investment Experience; Investment Purpose. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Note, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Note. The Investor is acquiring the Note and the Conversion Shares for its own account, for investment purposes only. The Investor is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Note or the Conversion Shares, and the Investor has relied on the advice of, or has consulted with, only its own advisors. No oral or written representations have been made, or oral or written information furnished, to the Investor or its advisors, if any, in connection with the Transaction that are in any way inconsistent with the information contained herein.

3.4.              No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Note or the fairness or suitability of the investment in the Note nor have such authorities passed upon or endorsed the merits of the offering of the Note.

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3.5.              Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, executed any purchases or sales of the securities of the Company during the period commencing as of the time that the Investor first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Note covered by this Agreement. Other than to other Persons party to this Agreement, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

3.6.              Own Account. The Investor understands that the Note and the shares issuable upon conversion thereof are “restricted securities” and has not been registered under the Securities Act or any applicable state securities law and is acquiring the Note as principal for its own account and not with a view to or for distributing or reselling such Note or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing the Note in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Note in violation of the Securities Act or any applicable state securities law. The Investor is acquiring the Note hereunder in the ordinary course of its business.

3.7.              Legend. The Investor understands and agrees that the the Note and Conversion Shares shall bear substantially the following legend:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

3.8.              Subordination. The Investor acknowledges and agrees that notwithstanding anything to the foregoing in any Transaction Document, any and all obligations due under the Note shall remain subordinate, in all respects, to the security interests granted by the Company to JGB Collateral, as administrative agent and collateral for the lenders pursuant to the loan and guaranty agreement, dated as of December 15, 2023, as amended.

4.                   Additional Covenants

4.1.              Fees and Expenses. Each party to this Agreement shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

4.2.              Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of the Company’s certificate of incorporation or other charter documents, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, and will at all times in good faith carry out all of the provisions of this Agreement take all action as may be required to protect the rights of the Investor under this Agreement. Without limiting the generality of the foregoing or any other provision of this Agreement, the Company (a) shall not increase the par value of any shares of Common Stock issuable pursuant to the terms of this Agreement above the Conversion Price (as defined in the Note) then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon issuance of such Common Stock to the Investor pursuant to the terms of this Agreement. Notwithstanding anything herein to the contrary, if at any time the Investor is not permitted receive all the shares of Common Stock the Investor is entitled to receive pursuant to the terms of this Agreement for any reason, the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to permit the issuance of such shares of Common Stock.

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4.3.              Certain Limitations. Notwithstanding anything contained in any Transaction Document to the contrary, the parties covenant and agree that the Investor shall not convert the Note into shares of Common Stock, or to sell any Conversion Shares, unless and until the Company obtains Exchange Approval and thereafter, not in excess of the Exchange Cap, until the Company obtains Stockholder Approval, each in accordance with the rules and regulations of the Principal Market (the “Principal Market Rules”). The Investor further covenants and agrees not to vote any shares of Common Stock at the meeting of the stockholders held for the purpose of obtaining such Stockholder Approval.

4.4.              Primary Market Compliance. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the parties shall use commercially reasonable efforts to comply with the Principal Market Rules, including the listing requirements, and as long as the Common Stock remains listed on the Principal Market the parties shall not enforce any provision of any Transaction Document which does not comply with the Principal Market Rules.

4.5.              Proxy Statement. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement and the other Transaction Documents to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and such Transaction Documents would exceed the Exchange Cap, unless and until the Company obtains Stockholder Approval of the transactions contemplated by this Agreement and such Transaction Documents and the stockholders of the Company as well as, subsequently, the Principal Market have in fact approved the transactions contemplated by this Agreement and such Transaction Documents in accordance with the applicable rules and regulations of the applicable Principal Market, and the Certificate of Incorporation and bylaws of the Company. The Company shall use commercially reasonable efforts to file a preliminary proxy statement on Schedule 14A (the “PRE 14A”) with the Securities and Exchange Commission (the “Commission”) within fifteen (15) days following the Effective Date for a special meeting of its stockholders (or its annual meeting of its stockholders) in order to obtain all necessary approvals of the sale and issuance of the remaining Conversion Shares not subject to the Exchange Cap consistent with the rules and regulations of the Principal Market, including but not limited to Section 713(a) of the NYSE American LLC Company Guide. In addition, the PRE 14A shall include the unanimous recommendation of the Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal including, if requested by the Investor, the retention and utilization of a nationally known proxy solicitation firm. The Company shall use its reasonable best efforts to: (i) promptly clear any comments received by the Commission on the PRE 14A and thereafter file a definitive proxy statement on Schedule 14A related to the meeting of its stockholders, and (ii) obtain such Stockholder Approval. If the Company does not obtain Stockholder Approval at the first such meeting, and in any event within 90 days of the Effective Date, the Company shall call a meeting every three (3) months thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the Note is no longer outstanding.

4.6.              Registration Statement. The Company shall use commercially reasonable efforts to file a resale registration statement on Form S-3 or Form S-1 (the “Registration Statement”) with the Commission within fifteen (15) days following the Effective Date registering for resale the Conversion Shares. The Company agrees, subject to Commission rules and regulations, to use commercially reasonable efforts to register such number of Conversion Shares equal to 150% of the maximum number of Conversion Shares issuable based upon the Floor Price (as defined in the Note). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act.  For the purposes hereof, “Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, sixty (60) calendar days following the Effective Date (or, in the event of a full review by the Commission, seventy-five (75) calendar days following the Effective Date); provided, however, that in the event the Company is notified by the Commission that the above Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the second (2nd) trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a trading day, then the Effectiveness Date shall be the next succeeding trading day.

4.7.              Series B Preferred Stock Limitations. The Company shall not allow any conversions of its shares of Series B Convertible Preferred Stock until the earlier of (i) 60 days after the date that the Registration Statement is declared effective by the Commission (the “Registration Effective Date”) or (ii) such date when the Company’s Common Stock has traded in excess of $50 million in the aggregate at a closing sale price above the Floor Price (the “Trading Threshold”), starting on the day following the Registration Effective Date. For purposes of this Agreement, the Trading Threshold shall be calculated on a daily basis, by multiplying the number of shares traded on such day by the closing sale price.

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4.8.              Variable Rate Transactions. The Company, at any time while any Note is outstanding, shall be prohibited from effecting (except pursuant to an agreement in effect as of the date hereof) or entering into an agreement to effect any issuance by the Company of Common Stock or Common Stock equivalents involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the shares of Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an at-the-market agreement, whereby the Company may issue securities at a future determined price. The Investor shall be entitled to obtain injunctive relief against the Company to preclude any such issuance or entry into any such transaction, which remedy shall be in addition to any right to collect damages and any adjustments herein.

5.                   Miscellaneous

5.1.              Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2.              Governing Law; Exclusive Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Arizona, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Arizona or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Arizona. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

5.3.              Notices. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by email followed by overnight next business day delivery, to the address as provided for on the signature page to this agreement.

5.4.              Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

5.5.              Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

5.6.              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7.              Survival. The representations, warranties and covenants of the Company and the Investor contained herein shall survive the Closing and delivery of the Note.

6.                   Definitions. For purposes of this Agreement, the following words and terms shall have the following meanings:

6.1.              “Common Stock” means shares of the Company’s class A common stock, par value $0.001 per share.

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6.2.              “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Note.

6.3.              “Exchange Approval” means approval of the issuance of Common Stock contemplated by this Agreement by the Principal Market, which approval shall be obtained (i) in the case of the Conversion Shares in an amount of up to 305,846 shares of Common Stock and (ii) in the case of the remaining Conversion Shares, no later than five (5) calendar days after the Company shall have obtained Stockholder Approval to issue such Conversion Shares.

6.4.              “Exchange Cap” shall mean that number of shares of Common Stock pursuant to this Agreement and the other Transaction Documents to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued as well as permitted to vote pursuant to this Agreement and such Transaction Documents would not exceed 19.99% of the Company’s outstanding shares of Common Stock as of the date hereof.

6.5.              “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

6.6.              “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

6.7.              “Principal Market” means  the NYSE American, LLC.

6.8.              “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Principal Market Rules (or the applicable rules and regulations of any successor entity) from the stockholders of the Company with respect to the transactions contemplated by this Agreement and the other Transaction Documents, including the issuance of Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock on the Effective Date.

6.9.              “Transaction Documents” means this Agreement, the Note, the Guaranty, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

COMPANY:

HYPERSCALE DATA, INC.
By:
Name: Title:

Address for Notices:

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

By:
Name: Title:

Address for Notices:

EIN #:

9

EXHIBIT A

Convertible Promissory Note